UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to §240.14a-12

PETER KIEWIT SONS’, INC.
(Name of Registrant as Specified in its Charter)

Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)     Title of each class of securities to which transaction applies:

         ________________________________________________________________________________________

(2)     Aggregate number of securities to which transaction applies:

         ________________________________________________________________________________________

(3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________________________

(4)    Proposed maximum aggregate value of transaction: _______________________________________________

(5)    Total fee paid: ____________________________________________________________________________

[   ]   Fee paid previously with preliminary materials.

[   ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number,

        or the form or schedule and the date of its filing.

(1)    Amount previously paid: ____________________________________________________________________

(2)    Form, Schedule or Registration Statement No.: __________________________________________________

(3)    Filing Party: ______________________________________________________________________________

(4)    Date Filed: _______________________________________________________________________________

[PETER KIEWIT SONS’, INC. LETTERHEAD]

January 24, 2006

Dear PKS Stockholder:

You are cordially invited to attend a Special Meeting of the Stockholders of Peter Kiewit Sons’, Inc. (the “Company”) to be held at 9:30 a.m. on February 27, 2006, at Kiewit Plaza, Omaha, Nebraska 68131. Information concerning the matter to be considered and voted upon at the Special Meeting is set forth in the attached Notice of Special Meeting and Proxy Statement.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. Therefore, please sign, date and return your Proxy in the enclosed envelope as soon as possible. The execution and delivery of a Proxy will not prevent you from voting your shares in person if you subsequently choose to attend the Special Meeting.

Sincerely,

/s/ Kenneth E. Stinson
Kenneth E. Stinson
Chairman of the Board

PETER KIEWIT SONS’, INC.
Kiewit Plaza
Omaha, Nebraska 68131

NOTICE OF SPECIAL MEETING OF THE STOCKHOLDERS
To Be Held Monday, February 27, 2006

To the Stockholders of Peter Kiewit Sons’, Inc.:

A Special Meeting of the Stockholders (“Special Meeting”) of Peter Kiewit Sons’, Inc., a Delaware corporation (the “Company”), will be held at Kiewit Plaza, Omaha, Nebraska 68131 at 9:30 a.m. on Monday, February 27, 2006 for the following purposes:

1.

To approve an amendment to the Company’s Restated Certificate of Incorporation (“Certificate”) that revises the definitions of “Formula Value” and “Common Share Price” to address the impacts of the application of Statement of Financial Accounting Standards No. 150 (the “Certificate Amendment”); and

2. To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on January 16, 2006 (the “Record Date”) as the record date for the determination of the holders of Common Stock entitled to notice of, and to vote at, the Special Meeting. Accordingly, only holders of record of Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Special Meeting and any adjournment or postponement thereof. No business other than the Certificate Amendment is expected to be considered at the Special Meeting or at any adjournment or postponement thereof. This Notice, the Proxy Statement and the accompanying form of Proxy are first being mailed to Stockholders on or about January 24, 2006.

The matters to be considered at the Special Meeting are more fully described in the accompanying Proxy Statement.

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, HOWEVER, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. A POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE SPECIAL MEETING MAY VOTE IN PERSON EVEN IF THAT STOCKHOLDER HAS RETURNED A PROXY.

By Order of the Board of Directors

/s/ Kenneth E. Stinson
Kenneth E. Stinson
Chairman of the Board

January 24, 2006

PETER KIEWIT SONS’, INC.
Kiewit Plaza
Omaha, Nebraska 68131

PROXY STATEMENT
FOR THE SPECIAL MEETING OF THE STOCKHOLDERS
To Be Held Monday, February 27, 2006

THE MEETING; VOTING AND SOLICITATION

Date, Time and Place of the Special Meeting

A special meeting (“Special Meeting”) of the holders (the “Stockholders”) of the $0.01 par value common stock (“Common Stock”) of Peter Kiewit Sons’, Inc., a Delaware corporation (the “Company”), will be held on Monday, February 27, 2006, at 9:30 a.m. local time, at Kiewit Plaza, Omaha, Nebraska 68131.

Purpose of the Special Meeting

This Proxy Statement (“Proxy Statement”) is being furnished to Stockholders in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the “Board”) to be voted at the Special Meeting, or any adjournment or postponement thereof, for the purpose of considering the following matters: (a) the approval of an amendment to the Company’s Restated Certificate of Incorporation (“Certificate”) that revises the definitions of “Formula Value” and “Common Share Price” to address the impacts of the application of Statement of Financial Accounting Standards No. 150 (the “Certificate Amendment”); and (b) to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Date of Provision of Proxy Statement

This Proxy Statement, the Notice of Special Meeting and the accompanying proxy are first being mailed to Stockholders on or about January 24, 2006.

Special Meeting Record Date

As of January 16, 2006, the record date for the determination of persons entitled to vote at the Special Meeting (the “Record Date”), there were 18,564,003 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted upon by the Stockholders at the Special Meeting.

Appraisal Rights

Stockholders will not be entitled to appraisal rights as a result of the matters proposed to be considered at the Special Meeting.

Voting

The approval of the Certificate Amendment requires the affirmative vote of the holders of at least 80% of the issued and outstanding shares of Common Stock.

Stockholders can vote on matters presented at the Special Meeting by either voting in person or by signing, dating and returning the enclosed proxy. The enclosed proxy may be marked for or against the Certificate Amendment, or the Stockholder may abstain from voting on the Certificate Amendment.

As of the Record Date, there were 18,564,003 shares of Common Stock outstanding and entitled to vote at the Special Meeting. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date is required to constitute a quorum at the Special Meeting. Under applicable Delaware law, abstentions and “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum at the Special Meeting. Abstentions and “non-votes” will have the effect of votes against the Certificate Amendment. If a quorum should not be present, the Special Meeting may be adjourned from time to time until the necessary quorum is obtained.

Proxies

All shares of Common Stock represented by properly executed proxies, which are returned and not revoked, will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, it will be voted FOR approval of the Certificate Amendment and in accordance with the proxy-holders’ best judgment as to any other business raised at the Special Meeting.

Any Stockholder who delivers a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written statement revoking the proxy, by executing and delivering a later dated proxy or by voting in person at the Special Meeting.

Solicitation Costs

The Company will bear its own cost of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by certain directors, officers and other employees of the Company, not specially employed for the purpose, by personal interview, telephone or e-mail. Such directors, officers and employees will not receive additional compensation for such solicitation but may be reimbursed for out-of-pocket expenses incurred in connection therewith.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The table below shows information about the ownership of Common Stock as of January 20, 2006, by the Company’s directors, chief executive officer, next four most highly compensated executive officers and each person who beneficially owns more than 5 percent of the Common Stock. The table also shows the ownership of Common Stock by all of the directors and all executive officers as a group as of such date.

Name	Number of Shares Beneficially Owned	Percent of Shares

Bruce E. Grewcock (1) (2)	1,187,641	6.4%
Richard W. Colf (3)	1,070,095	5.77%
Kenneth E. Stinson	893,003	4.81%
Douglas E. Patterson	593,404	3.2%
Steven Hansen (4)	507,346	2.73%
R. Michael Phelps	374,625	2.02%
Scott L. Cassels	272,718	1.47%
Allan K. Kirkwood	10,000	*
Mogens C. Bay	9,122	*
Michael R. McCarthy	6,642	*
Richard Geary	6,200	*
Walter Scott Jr.	6,200	*
William L. Grewcock	5,079	*
Directors and Executive Officers
as a Group (19 Individuals)	5,520,614	29.76%

* Less than 1%.

(1) Mr. Grewcock’s address is c/o Kiewit Plaza, Omaha, Nebraska 68131.
(2) Includes 783,848 shares of Common Stock held in trusts, for which Mr. Grewcock is the trustee with sole voting and investment powers.
(3) Mr. Colf's address is c/o 2200 Columbia House Blvd., Vancouver, Washington 98661.
(4) Includes 400,010 shares of Common Stock held in trusts, for which Mr. Hansen is the trustee with sole voting and investment powers.

THE CERTIFICATE AMENDMENT

The Board has approved, and recommends that the Stockholders approve, the Certificate Amendment to become effective promptly following its approval at the Special Meeting. The text of the Certificate Amendment is set forth as Appendix I hereto.

Reasons For and Effects of the Certificate Amendment

In May 2003, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 150, “Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity,” (“SFAS 150”). SFAS 150 requires entities with “mandatorily redeemable stock” to record the redemption value as a liability on the entity’s balance sheet. In addition, changes in the aggregate redemption value of the “mandatorily redeemable stock” are required to be recorded as interest expense in the entity’s statement of earnings. Although the Company’s Common Stock is technically classified as “mandatorily redeemable stock”, the currently operative provisions of SFAS 150 nonetheless exclude the Company from compliance with SFAS 150.

In December 2004, the FASB issued Statement of Financial Accounting Standards (“SFAS”) No. 123 (revised 2004), “Share-Based Payment,” (“SFAS 123-R”). The terms of SFAS 123-R, resulted in the Company becoming subject to SFAS 150 effective January 1, 2006. Consequently, as a result of the application of SFAS 150, the redemption value of the Company’s Common Stock ($1,215 million as of December 25, 2004) is now required to be presented as a liability on the Company’s Balance Sheet rather than as equity. In addition, any increase in the redemption value of the Common Stock will be required to be presented as an interest charge on the Company’s statement of earnings rather than as an increase to equity.

Currently, the Company’s “Formula Value” is based on the adjusted book value of the Company at the end of the previous year, less the amount of declared dividends during the current year. The “Common Share Price” of the Company’s Common Stock is the per share price at which the Company buys and sells shares of its Common Stock and is based on the Formula Value. The Common Share Price of the Company’s Common Stock as of December 25, 2004 was $38.50 per share. As a consequence of the application of SFAS 150 and the reclassification of the redemption value of the Common Stock as a liability rather than as equity, the Company’s “Formula Value” and “Common Share Price”, as currently defined, could not be calculated. Consequently, the Company would have no means of determining the appropriate price at which shares of Common Stock should be purchased or sold. The Certificate Amendment amends the Certificate to eliminate this impact of SFAS 150 on “Formula Value” and “Common Share Price” so that both the “Formula Value” and “Common Share Price” calculated after the application of SFAS 150 equal what the “Formula Value” and “Common Share” price would be without the application of SFAS 150. In addition, should the Company subsequently no longer be subject to SFAS 150, the Certificate Amendment modifies both “Formula Value” and “Common Share Price” in such a manner such that they will continue to reach the same result as they would have had the Certificate Amendment not been adopted.

Vote Required For Approval of the Certificate Amendment

Approval of the Certificate Amendment requires the affirmative vote of the holders of at least 80% of the issued and outstanding shares of Common Stock.

The Board unanimously recommends a vote FOR the Certificate Amendment.

OTHER INFORMATION

Other Matters

It is not anticipated that any matters other than those described in this Proxy Statement will be brought before the Special Meeting. If any other matters are presented, however, it is the intention of the persons named in the proxy to vote the proxy in accordance with the discretion of the persons named in the proxy.

2006 Stockholder Proposals

Any proposal which a Stockholder intends to present at the 2006 Annual Meeting must be received by the Company on or before March 12, 2006 and in order for such proposal to be included in the proxy material of the Company relating to such meeting, such proposal must have been received by the Company on or before January 5, 2006.

Stockholders wishing to communicate generally with the Board may direct any communications to the attention of the Chairman of the Board, at the Company’s corporate offices, Kiewit Plaza, Omaha, Nebraska 68131. The mailing envelope must contain a clear notation indicating that the enclosed materials are a “Shareholder-Board Communication” or “Shareholder-Director Communication.” All such correspondence must identify the author as a Stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Secretary will make copies of all such correspondence and circulate them to the appropriate director or directors.

Stockholders wishing to nominate one or more persons for election as a director must comply with additional provisions as set forth in the Company’s Amended and Restated By-Laws. Generally, a Stockholder must give timely notice to the Secretary of the Company. To be timely, such notice must be received by the Company at its principal executive offices not less than sixty days prior to the meeting. The Amended and Restated By-Laws specify the information which must accompany such Stockholder notice, including the provision of certain information with respect to the persons nominated for election as directors and any information relating to the Stockholder that would be required to be disclosed in a proxy filing. Details of the provision of the Amended and Restated By-Laws may be obtained by any Stockholder from the Secretary of the Company. Any such proposals should be directed to the Secretary, Peter Kiewit Sons’, Inc., Kiewit Plaza, Omaha, Nebraska 68131.

PETER KIEWIT SONS’, INC.
January 24, 2006

Appendix I

CERTIFICATE AMENDMENT(1)

"Formula Value" means the sum of:

(a)

total assets~~the total stockholders' equity (or similar or equivalent caption)~~ as shown on the consolidated balance sheet contained in the Consolidated Financial Statements of the Corporation and Subsidiaries, prepared in conformity with accounting principles generally accepted in the United States ~~applied on a consistent basis~~ for the Corporation and its consolidated Subsidiaries as of the fiscal year end immediately preceding the date of determination (the "prior year end") and audited and certified by an independent firm of certified public accountants selected and engaged by the Board of Directors (the “prior year end financial statements”); minus

(b)

the sum of: (i) all~~total~~ liabilities (excluding any liabilities related to the redemption value of issued and outstanding shares of Common Stock and excluding the liability for any outstanding Convertible Debentures convertible into Common Stock) as shown on the prior year end financial statements; plus (ii) the book value of Property, Plant and Equipment as of the prior year end; plus (iii) the carrying value~~total stockholders' equity attributable to~~ of any issued and outstanding Preferred Stock, as reflected on the consolidated balance sheet, plus the amount of any accrued, accumulated and undeclared dividends thereon, all as of the date of determination; plus (~~iii~~iv) total minority interest (or similar or equivalent caption), if not already included in liabilities, ~~included in total stockholders’ equity (or similar or equivalent caption)~~ as ~~of~~ shown on the prior year end financial statements.

"Common Share Price" with respect to any share of Common Stock, means the amount determined by dividing:

(a)

~~the sum of (i)~~ the Formula Value (as of the date of determination without giving effect to any subsequent adjustment or restatement) ~~plus (ii) the face amount of any outstanding Convertible Debentures convertible into Common Stock, determined as of the fiscal year end immediately preceding the date of determination (the “prior year end”)~~; by

(b)

the sum of (i) the total number of issued and outstanding shares of Common Stock, plus (ii) the total number of shares of Common Stock reserved for the conversion of outstanding Convertible Debentures convertible into Common Stock, in each case determined as of the prior year end;

and deducting from the quotient (rounded to the nearest $0.05) the amount of any dividends per share declared on Common Stock subsequent to the prior year end.
________________________________________

(1) The text of the Certificate Amendment is marked to show changes from the current text of the Certificate. Added language is shown as underlined text and deleted language is shown as strike-through text.

PETER KIEWIT SONS’, INC. PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF THE STOCKHOLDERS FEBRUARY 27, 2006
PROXY

The undersigned hereby appoints Douglas A. Obermier and Gregory M. Broz, or either of them or their substitutes, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Peter Kiewit Sons’, Inc. held of record by the undersigned at the close of business on January 16, 2006, at the Special Meeting of the Stockholders to be held February 27, 2006, or any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder.  If no direction is made, this Proxy will be voted FOR approval of the Certificate Amendment.  TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

Approval of the Certificate Amendment
To Approve the Certificate Amendment	☐ FOR	☐ AGAINST	☐ ABSTAIN
Please sign exactly as name appears below.
[Name of Shareholder]

Date	Signature
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.